Exhibit 10.1

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

This Amendment No. 1 to Note Purchase Agreement (this “Amendment”) is dated as of November 9, 2007 and amends that certain Note Purchase Agreement dated as of November 6, 2007 (the “Purchase Agreement”), by and among The Providence Service Corporation, a Delaware corporation (the “Company”), and the Purchasers, as defined therein. Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Purchase Agreement.

WHEREAS, the Company and the Purchasers have entered into the Purchase Agreement for the purpose of the Company’s issuance and sale of the Notes.

WHEREAS, the Company and the Purchasers desire to amend the Purchase Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows.

1. Amendments to Purchase Agreement

1.1 Section 6.1(d) is hereby deleted in its entirety and replace with the following:

“(d) [Reserved].”

1.2 Section 6.2(f) is hereby deleted in its entirety.

2. It is hereby agreed and acknowledged by the Company and the Purchasers that the Escrow Agreement, in the form attached as Exhibit C to the Purchase Agreement, will be modified as follows: (i) the Notes will not be deposited in escrow; (ii) the Trustee shall act on behalf of, and for the benefit of, the Purchasers; and (iii) the Purchasers will not be parties to the Escrow Agreement.

3. The amendments to the Purchase Agreement shall be effective upon execution of this Amendment.

4. Except as explicitly amended hereby, the Purchase Agreement shall remain in full force and effect.

5. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the day and year first above written.

The Providence Service Corporation

By:	/s/ Fletcher J. McCusker
	Name:	Fletcher J. McCusker
	Title:	Chairman and Chief Executive Officer

Aristeia International Limited

By:	/s/ Chong Park
	Name:	Chong Park
	Title:	Portfolio Manager, Direct Investments,
Aristeia Capital, L.L.C., its Investment Manager

Aristeia Partners, L.P.

By:	/s/ Chong Park
	Name:	Chong Park
	Title:	Portfolio Manager, Direct Investments,
Aristeia Capital, L.L.C.

Aristeia Special Investments Master, L.P.

By:	/s/ Chong Park
	Name:	Chong Park
	Title:	Portfolio Manager, Direct Investments,
Aristeia Capital, L.L.C., its Investment Manager

CC Arbitrage Ltd.

By:	/s/ Allan Weine
	Name:	Allan Weine
	Title:	Managing Director

CQS Convertible and Quantitative Strategies Master Fund Limited

By:	/s/ Alanna Lee
	Name:	Alanna Lee
	Title:	Authorised Signatory of CQS (UK) LLP as Investment Advisor

Deutsche Bank AG, London Branch

By:	/s/ Jeremy Benkiewicz
	Name:	Jeremy Benkiewicz
	Title:	Managing Director

Deutsche Bank AG, London Branch

By:	/s/ George Pan
	Name:	George Pan
	Title:	Managing Director

Fore Convertible Master Fund Ltd.

By:	Fore Research & Management, LP
	By:	/s/ Daniel Agranoff
		Name:	Daniel Agranoff
		Title:	Chief Financial Officer

GLG Market Neutral Fund

By:	GLG Partners LP as Investment Manager of
GLG Market Neutral Fund
	By:	/s/ Simon White
		Name:	Simon White
		Title:	Chief Operating Officer
GLG Partners LP

Highbridge International LLC

By:	Highbridge Capital Management, LLC, as trading manager
	By:	/s/ Noah Greenhill
		Name:	Noah Greenhill
		Title:	Managing Director

Steelhead Investments Ltd.

By:	HBK Services LLC, Investment Advisor
	By:	/s/ J. Baker Gentry, Jr.
		Name:	J. Baker Gentry, Jr.
		Title:	Authorized Signatory

Radcliffe SPC, Ltd. for and on behalf of the Class A Segregated Portfolio

By:	RG Capital Management, L.P.
	By:	RGC Management Company, LLC
		By:	/s/ Gerald F. Stahlecker
			Name:	Gerald F. Stahlecker
			Title:	Managing Director

Kings Road Investments Ltd.

By:	/s/ Erik Caspersen
	Name:	Erik Caspersen
	Title:	Authorized Signatory